UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2026

Quetta Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41832	93-1358026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, Suite 349 New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 612-1400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Units	QETAU	The Nasdaq Stock Market LLC
Common Stock	QETA	The Nasdaq Stock Market LLC
Rights	QETAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 7, 2026, Quetta Acquisition Corporation (the “Company”) received a written notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company of Nasdaq’s determination to delist the Company’s common stock, rights and units from Nasdaq.

The Notice stated that, pursuant to Nasdaq Listing Rule IM-5101-2, a special purpose acquisition company must complete one or more business combinations within 36 months of the effectiveness of its initial public offering registration statement. The Company’s registration statement became effective on October 5, 2023, and the Company did not complete its initial business combination by October 5, 2026. Accordingly, Nasdaq determined that the Company failed to comply with Nasdaq Listing Rule IM-5101-2.

The Notice further stated that trading in the Company’s common stock, rights and units, which trade under the symbols “QETA,” “QETAR” and “QETAU,” respectively, will be suspended at the opening of business on October 14, 2026 and Nasdaq will file a Form 25-NSE with the U.S. Securities and Exchange Commission to remove the Company’s securities from listing and registration on Nasdaq.

The Company does not intend to appeal Nasdaq’s determination.

After delisting from Nasdaq, the Company expects that its common stock, rights and units will be quoted on the Pink Limited Market operated on The OTC Market systems (“OTC Market”) under the same symbols. There is no guarantee, however, that a broker will continue to make a market in the Company’s securities or that trading thereof will continue on the OTC Market or otherwise.

Notwithstanding the delisting of the Company’s securities from Nasdaq, it remains the intention of the Company to complete its previously announced business combination (the “Transaction” or the “Business Combination”), with Smart Kreate Group Limited, as well as the listing of its securities on Nasdaq or another national securities exchange in connection therewith as soon as practicable. However, there can be no assurance that an initial business combination will ultimately be successful or that the Company’s securities will ultimately be listed on Nasdaq in connection therewith.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUETTA ACQUISITION CORPORATION

By:	/s/ Zihan Chen
Name:	Zihan Chen
Title:	Chief Executive Officer

Date:	October 9, 2026

2